Supplement dated May 1, 2001 to the Statement of Additional Information -Part II
    dated May 1, 2001 for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II,
           CDC Nvest Funds Trust III and CDC Nvest Companies Trust I


The following information supplements the section in the Trusts' Statement of Additional Information captioned "Distribution Agreements and Rule 12b-1 Plans":

For the period from May 1, 2001 through July 15, 2001, the Distributor may reallow to participating investment dealers 100% of the commissionable sales charge on sales of each of CDC Nvest Select Fund and CDC Nvest Mid Cap Growth Fund's Class A shares. During this period, the Distributor may pay participating investment dealers an additional commission of 0.50% on sales of such Funds' Class B shares and on sales of $1,000,000 or more of such Funds' Class A shares, and an additional 0.25% on sales of such Funds' Class C shares.

For the purpose of the foregoing, "sales" do not include exchanges made at net asset value from another CDC Nvest Fund.




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